EXHIBIT 99.1(ii)

VIVITAR CORPORATION
AND SUBSIDIARIES
(A Wholly Owned Subsidiary of Great Step Co., Ltd.)

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

CONTENTS

PAGE

INDEPENDENT AUDITORS’ REPORT	1
REPORT OF THE INDEPENDENT AUDITORS TO THE SHAREHOLDERS OF VIVITAR (EUROPE) LIMITED	1-A-1
INDEPENDENT AUDITORS’ REPORT TO THE SHAREHOLDERS OF VIVITAR (EUROPE) LIMITED YEAR ENDED 31ST DECEMBER 2004	1-A-3
GENERAL REPORT OF STATUTORY AUDITOR	1-B-1
STATUTORY AUDITORS’ REPORT ON THE FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2004	1-B-3
REPORT OF THE AUDITORS TO THE MEMBERS OF VIVITAR (ASIA) LIMITED	1-C-1
REPORT OF THE AUDITORS TO THE MEMBERS OF VIVITAR (ASIA) LIMITED	1-C-3

CONSOLIDATED FINANCIAL STATEMENTS
Balance sheets	2
Statements of operations	3
Statements of stockholder’s deficit and comprehensive loss	4
Statements of cash flows	5
Notes to financial statements	6-13

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of
Vivitar Corporation

We have audited the accompanying consolidated balance sheets of Vivitar Corporation and Subsidiaries as of December 31, 2005 and 2004 and the related consolidated statements of operations, stockholder’s deficit and comprehensive loss and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the 2005 and 2004 financial statements of Vivitar (Europe) Limited, Vivitar France and Vivitar (Asia) Limited, wholly owned subsidiaries, which statements reflect total assets of $55,432,000 and $32,688,000 as of December 31, 2005 and 2004, respectively, and total revenues of $68,698,000 and $61,925,000 for the years then ended. Those statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included for Vivitar (Europe) Limited, Vivitar France and Vivitar (Asia) Limited, are based solely on the report of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Vivitar Corporation and Subsidiaries as of December 31, 2005 and 2004 and the consolidated results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed, the Company has incurred recurring operating losses creating an accumulated deficit that raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Los Angeles, California
July 12, 2006

A member of
Moores Rowland International
an association of independent
accounting firms throughout
the world

REPORT OF THE INDEPENDENT AUDITORS TO THE SHAREHOLDERS OF
VIVITAR (EUROPE) LIMITED

We have audited the financial statements of Vivitar (Europe) Limited for the year ended 31st December 2005 on pages six to seventeen. These financial statements have been prepared under the accounting policies set out therein.

This report is made solely to the company’s members, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditors

As described on pages two and three the company’s directors are responsible for the preparation of financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice).

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and International Standards on Auditing (UK and Ireland).

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Report of the Directors is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors’ remuneration and other transactions is not disclosed.

We read the Report of the Directors and consider the implications for our report if we become aware of any apparent misstatements within it

Basis of audit opinion

We conducted our audit in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

1-A-1

REPORT OF THE INDEPENDENT AUDITORS TO THE SHAREHOLDERS OF
VIVITAR (EUROPE) LIMITED

Opinion

In our opinion the financial statements:

–	give a true and fair view, in accordance with United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities, of the state of the company’s affairs as at 31st December 2005 and of its profit for the year then ended; and

–	have been properly prepared in accordance with the Companies Act 1985.

As more fully explained in note 19 to the accounts, in our opinion, in respect of this alone, proper accounting records were not maintained for the whole of the year.

/s/ Morris Owen
Morris Owen
Registered Auditor
43-45 Devizes Road
SWINDON Wiltshire
SN1 4BG

Date: 27/4/06

1-A-2

VIVITAR (EUROPE) LIMITED

INDEPENDENT AUDITORS’ REPORT TO THE SHAREHOLDERS OF
VIVITAR (EUROPE) LIMITED

YEAR ENDED 31st DECEMBER 2004

We have audited the financial statements of Vivitar (Europe) Limited for the year ended 31st December 2004 which comprise the Profit and Loss Account, Statement of Total Recognised Gains and Losses, Reconciliation of Shareholders’ Funds, Balance Sheet and the related notes. These financial statements have been prepared under the historical cost convention and on the basis of the accounting policies set out therein.

This report is made solely to the company’s shareholders, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company’s shareholders those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s shareholders as a body, for our audit work, for this report, or for the opinions we have formed.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS
As described in the Statement of Directors’ Responsibilities the company’s directors are responsible for the preparation of the financial statements in accordance with applicable law and United Kingdom Accounting Standards.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Directors’ Report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors’ remuneration and transactions with the company is not disclosed.

We read the Directors’ Report and consider the implications for our report if we become aware of any apparent misstatements within it.

BASIS OF AUDIT OPINION
We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes as assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error, In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

1-A-3

VIVITAR (EUROPE) LIMITED

INDEPENDENT AUDITORS’ REPORT TO THE SHAREHOLDERS OF
VIVITAR (EUROPE) LIMITED (continued)

YEAR ENDED 31st DECEMBER 2004

OPINION
In our opinion the financial statements give a true and fair view of the state of the company’s affairs as at 31st December 2004 and of its loss for the year then ended, and have been properly prepared in accordance with the Companies Act 1985.

MORRIS OWEN

Morris Owen House 43-45 Devizes Road Swindon Wiltshire SN1 4BG	Chartered Accountants & Registered Auditors 19/10/05

1-A-4

VIVITAR FRANCE
Financial Statements
31 December 2005

               General Report of Statutory Auditor

Madams/Sirs

We present our statutory audit report in respect of the year ended 31 December 2005, in execution of our responsibilities, as decided by the shareholders:

•	Audit of the annual accounts of VIVITAR France, as presented in this report,

•	Support for our conclusions,

•	Specific tests and disclosures required by law,

The financial statements are these that were approved by the Board of Directors. Our responsibility is to express an opinion on them based upon our audit.

I — Opinion on financial statements

We have conducted our audit in accordance with professional standards in France. These standards require that we perform procedures which permit us to obtain reasonable assurance that the financial statements are free of material misstatement. An audit consists of examining on a test basis, evidential matter supporting the amounts contained in the financial statements. It equally consists of evaluating the accounting principles applied and significant estimates used in preparing the financial statements, as well as their overall presentation. We feel that our procedures provide a reasonable basis to express the following opinion

We certify that the financial statements, prepared in accordance with French rules and accounting principles, present fairly the results of operations for the year, as well as the financial position and shareholders equity of the company at the end of the year.

We draw to your attention the following points which do not change the opinion expressed above:

–	The first page of the annex discusses the financial support from the parent company.

–	The note (i) relates to the requirements under rule CRC 2002-10 for amortization and depreciation of assets.

–	The financial statements for the year ended 31 December 2004 were certified by another statutory auditor.

II — Support for our conclusions

In application of the disposition of article L. 823-9 of the French commercial code, relative to the support of our conclusions, we inform you that the accounting principles have been properly applied.

1-B-1

VIVITAR FRANCE
Financial Statements
31 December 2005

As mentioned in the first part of this report, the note on page 1 of the notes to the financial statement describes the context in which the financial statements were prepared with respect to the ability of the company to continue as a going concern. We have satisfied ourselves as to the reasonableness of the application of the going concern principle, based upon information we have received as of the date of this report.

Other conclusions that we have reached in connection with the conduct of our audit of the financial statements taken as a whole, contributed to the expression of our unqualified opinion as mentioned in the first part of this report.

III — Verifications and specific information

We have also carried out, in conformity with French auditing standards, specific tests required by law.

We do not have any other observations to present with respect to the financial statements and other information presented in the management report of the Board of Directors, or in other documents addressed to shareholders on the financial position of the company included in the financial statements.

In application of the law, we point out that your company is required in conformity with article L. 225-248 of the commercial code, since 31 December 2001, to reconstitute its shareholders equity to a level at least equal to half of the capital stock. At 31 December 2005 no recapitalization has taken place. As a result your company is considered to be in an irregular status and not in compliance with the commercial code.

Paris La Defense, 16 May 2006

Statutory auditor

MAZARS&GUERARD	T.J. Doherty

/s/  T.J. Doherty

1-B-2

Deloitte.	Deloitte & Associes 185, avenue Charles-de-Gaulle 92524 Neuilly-sur-Seine Cedex France Telephone: + 33 (0) 1 40 88 28 00 Telecopieur: + 33 (0) 1 40 88 28 28 www.deloitte.fr

VIVITAR

Societe Anonyme

1, rue Leonard de Vinci
95190 GOUSSAINVILLE

STATUTORY AUDITORS’ REPORT
ON THE FINANCIAL STATEMENTS

for the year ended December 31, 2004

In compliance with our assignment entrusted to us by your shareholders, we hereby report to you for the year ended December 31, 2004 on:

– the audit of the accompanying financial statements of VIVITAR,

–	the justification of our assessments,

–	the specific procedures and disclosures required by law.

These financial statements have been approved by the Board of Directors. Our role is to express an opinion on these financial statements, based on our audit.

1.	Opinion on the financial statements

We conducted our audit in accordance with professional standards applicable in France. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements give a true and fair view of the Company’s financial position and its assets and liabilities as of December 31, 2004 and of the results of its operations for the period then ended in accordance with the accounting rules and principles applicable in France.

Without qualifying our opinion expressed above, we draw your attention to the first page of the notes to financial statements concerning the financial support from the Company’s parent.

Societe anonyme au capital de 1 723 040 €
Societe d’Expertise Comptable inscrite au Tableau de l’Ordre du Conseil Regional de Paris Ille-de-France
Societe de Cornmissaires aux Comptes, membre de la Compagnie regionale de Versailles
572 028 041 RCS Nanterre
TVA: FR 02 572 028 041	Member of Deloitte Touche Tohmatsu
1-B-3

Deloitte	2/2

 VIVITAR

2.	Justification of our assessments

In accordance with the requirements of article L.225-235 of the Commercial code relating to the justification of our assessments, we inform you of the following:

As mentioned in the first part of this report, the note on page 1 to financial statements describes the context under which the annual accounts have been drawn up regarding the going concern principle. We ensured of the reasonableness of the application of the going concern principle taking into account of the information obtained as of the date of this report.

The assessments were made in the context of our audit of the financial statements, taken as a whole, and therefore contributed to the formation of our opinion expressed in the first part of this report.

3.	Specific procedures and disclosures

We have also performed the specific verifications required by law in accordance with professional standards applicable in France.

We have no matters to report regarding the fair presentation and conformity with the financial statements of the information given in the management report of the Board of Directors and in the documents addressed to the shareholders with respect to the financial position and the financial statements.

By application of the law, in conformity with Article L.220-248 of the Commercial code, we point out that the term for your Company to restore its shareholders’ equity to at least half of its share capital expired on December 31, 2001. As of December 31, 2004, this did not take place yet. Your Company is therefore in an irregular situation.

Neuilly, May 17, 2005

The Statutory Auditor

Deloitte & Associes

/s/ Giancarlo RANDAZZO

Giancarlo RANDAZZO

(This is a free translation into English of the statutory auditors’ report issued in the French language and is provided solely for the convenience of English speaking readers. The statutory auditors’ report includes information specifically required by French law in all audit report, whether qualified or not, and this is presented below the opinion on the financial statements. This information includes an explanatory paragraph discussing the auditors’ assessments of certain significant accounting and auditing matters. These assessments were considered for the purpose of issuing an audit opinion on the financial statements taken as a whole and not to provide separate assurance on individual account captions or on information taken outside of the financial statements. This report should not be read in conjunction with, and construed in accordance with, French law and professional auditing standards applicable in France.)

1-B-4

Certified Public Accountants & Chartered Secretaries

REPORT OF THE AUDITORS TO THE MEMBERS OF
VIVITAR (ASIA) LIMITED
(Incorporated in Hong Kong with limited liability)

We have audited the financial statements on pages 5 to 20 which have been prepared in accordance with accounting principles generally accepted in Hong Kong.

Respective responsibilities of directors and auditors

The Hong Kong Companies Ordinance requires the directors to prepare financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently, that judgments and estimates are made which are prudent and reasonable and that the reasons for any significant departure from applicable accounting standards are stated.

It is our responsibility to form an independent opinion, based on our audit, on those financial statements and to report our opinion solely to you, as a body, in accordance with section 141 of Hong Kong Companies Ordinance, and for no other purpose. We do not assume responsibility towards or accept liability to any other person for the contents of this report.

Basis of opinion

We conducted our audit in accordance with Hong Kong Standards on Auditing issued by the Hong Kong Institute of Certified Public Accountants. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

1-C-1

Certified Public Accountants & Chartered Secretaries

Opinion

In our opinion, the financial statements give a true and fair view of the state of the company’s affairs as at 31st December, 2005 and of its profit and cash flow for the year then ended and have been properly prepared in accordance with the Hong Kong Companies Ordinance.

For and on behalf of:

           Authorized Signature(s)

CHIU CHI WING
Practising Certificate Number P01732
Lixin C.P.A. Limited

Hong Kong, 25 APR 2006

1-C-2

Certified Public Accountants & Chartered Secretaries

REPORT OF THE AUDITORS TO THE MEMBERS OF
VIVITAR (ASIA) LIMITED
(Incorporated in Hong Kong with limited liability)

We have audited the accounts on pages 5 to 18 which have been prepared in accordance with accounting principles generally accepted in Hong Kong.

Respective responsibilities of directors and auditors

The Companies Ordinance requires the directors to prepare accounts which give a true and fair view. In preparing accounts which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently.

It is our responsibility to form an independent opinion, based on our audit, on those accounts and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Institute of Certified Public Accountants. The audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the accounts. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the accounts, and of whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the accounts are free from material misstatement. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the accounts. We believe that our audit provides a reasonable basis for our opinion.

1-C-3

Certified Public Accountants & Chartered Secretaries

Opinion

In our opinion the accounts give a true and fair view of the state of the company’s affairs as at 31st December, 2004 and of its loss and cash flow for the year then ended and have been properly prepared in accordance with the Companies Ordinance.

For and on behalf of:

           Authorized Signature(s)

CHIU CHI WING
Practising Certificate Number P01732
Lixin C.P.A. Limited

Hong Kong, 27 APR 2005

1-C-4

VIVITAR CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31,	2005		2004

ASSETS

CURRENT ASSETS
Cash and cash equivalents		$10,939,000	$10,116,000
Trade accounts receivable, less allowance of $2,307,000 in 2005 and $5,562,000 in 2004		38,901,000	38,520,000
Inventories		23,369,000	23,604,000
Prepaid expenses		1,192,000	2,375,000
Refundable income taxes		120,000	412,000

Total current assets		74,521,000	75,027,000
DEPOSITS		716,000	23,000
GOODWILL		4,505,000	4,505,000
PROPERTY AND EQUIPMENT, at cost, net of accumulated depreciation and amortization		138,000	171,000

		$79,880,000	$79,726,000

LIABILITIES AND STOCKHOLDER’S DEFICIT

CURRENT LIABILITIES
Bank borrowings under credit agreement	$		$15,638,000
Accounts payable		86,514,000	56,005,000
Accrued liabilities		7,792,000	9,101,000

Total current liabilities		94,306,000	80,744,000
Additional minimum pension liability		6,956,000	6,526,000

Total liabilities		101,262,000	87,270,000

STOCKHOLDER’S DEFICIT
Common stock, no par value. Authorized 18,000,000 shares; issued and outstanding 2,419,244 shares		21,060,000	21,060,000
Accumulated deficit		(35,310,000)	(21,146,000)
Accumulated other comprehensive loss		(7,132,000)	(7,458,000)

Total stockholder’s deficit		(21,382,000)	(7,544,000)

Total liabilities and stockholder’s deficit		$79,880,000	$79,726,000

The accompanying notes are an integral part of these consolidated financial statements

VIVITAR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31,	2005	2004

		(as adjusted Note 2)

NET SALES	$119,527,000	$102,048,000
COST OF SALES	117,305,000	97,126,000

Gross profit	2,222,000	4,922,000

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	14,541,000	18,322,000

Loss from operations	(12,319,000)	(13,400,000)

OTHER EXPENSE (INCOME)
Interest expense	115,000	571,000
Interest income	(33,000)	—
Other, net	(963,000)	(565,000)

	(881,000)	6,000

LOSS BEFORE INCOME TAXES	(11,438,000)	(13,406,000)

PROVISION FOR INCOME TAXES	27,000	3,528,000

NET LOSS FROM CONTINUING OPERATIONS	$(11,465,000)	$(16,934,000)

DISCONTINUED OPERATIONS
Loss from operations of Vivitar (Europe) Limited, less applicable taxes of $0 (including loss on disposal of $8,603 in 2005)	(2,699,000)	(4,819,000)

NET LOSS	$(14,164,000)	$(21,753,000)

The accompanying notes are an integral part of these consolidated financial statements

VIVITAR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S DEFICIT AND COMPREHENSIVE LOSS

YEARS ENDED DECEMBER 31, 2005 AND 2004

					Accumulated	Total
	Comprehensive	Common	Common	Retained	comprehensive	shareholder’s
	loss	shares	stock	earnings (deficit)	loss	equity (deficit)

Balance at December 31, 2003		2,419,244	$21,060,000	$607,000	$(5,638,000)	$16,029,000

Comprehensive loss:
Net loss	—	—	—	(21,753,000)	—	(21,753,000)
Minimum pension liability	(2,145,000)	—	—	—	(2,145,000)	(2,145,000)
Foreign currency translation adjustments	325,000	—	—	—	325,000	325,000

Total comprehensive loss	$(1,820,000)

Balance at December 31, 2004		2,419,244	$21,060,000	$(21,146,000)	$(7,458,000)	$(7,544,000)

Comprehensive loss:
Net loss	—	—	—	(14,164,000)	—	(14,164,000)
Minimum pension liability	430,000	—	—	—	430,000	430,000
Foreign currency translation adjustments	(104,000)	—	—	—	(104,000)	(l04,000)

Total comprehensive loss	$326,000

Balance at December 31, 2005		2,419,244	$21,060,000	$(35,310,000)	$(7,132,000)	$(21,382,000)

The accompanying notes are an integral part of these consolidated financial statements.

VIVITAR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31,	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(14,164,000)	$(21,753,000)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	383,000	57,000
Change in allowances	(3,255,000)	3,275,000
Change in inventory reserve	(1,292,000)	(175,000)
Deferred income taxes	—	4,226,000
Changes in operating assets and liabilities:
Accounts receivable	2,874,000	(489,000)
Inventories	1,527,000	9,876,000
Prepaid expenses and other assets	489,000	(1,555,000)
Accounts payable	30,579,000	20,967,000
Income taxes payable	293,000	(25,000)
Accrued liabilities and minimum pension liability	(879,000)	1,447,000

Net cash provided by operating activities	16,555,000	15,851,000

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(350,000)	(89,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of note payable to seller	—	(500,000)
Repayment of line of credit	(15,708,000)	(8,783,000)

Net cash used in operating activities	(15,708,000)	(9,283,000)

EFFECTS OF CHANGE IN OTHER COMPREHENSIVE LOSS	326,000	(1,820,000)

Net increase in cash and cash equivalents at end of year	823,000	4,659,000

CASH AND CASH EQUIVALENTS, beginning of year	10,116,000	5,457,000

CASH AND CASH EQUIVALENTS, end of year	$10,939,000	$10,116,000

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$115,000	$571,000

Income taxes (received) paid	$(292,000)	$110,000

Cash flows from discontinued operations:
Net cash (used in) provided by operating activities	$(6,634,000)	$2,521,000

Net cash used in investing activities	—	$(7,000)

Net cash provided by (used in) financing activities	$3,805,000	$(684,000)

The accompanying notes are an integral part of these consolidated financial statements.

VIVITAR CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — NATURE OF BUSINESS

Organization — Vivitar Corporation (the Company) is a wholly owned subsidiary of Great Step Co., Ltd. (the Ultimate Parent). On October 30, 2000, the Ultimate Parent acquired all of the issued and outstanding equity interest in the Company from Plaza Create Co,, Ltd. (Plaza). In connection with the acquisition, pushdown accounting was applied to the separate consolidated financial statements of Vivitar Corporation whereby a new basis of accounting is established based on the purchase transaction. Upon formation of Vivitar Corporation, the Company issued 2,419,244 shares of common stock of Vivitar Corporation for consideration of $21,060,000.

The Company markets and distributes photographic equipment and accessories worldwide.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Consolidation — The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Vivitar Japan Ltd. (Vivitar Japan), Vivitar Europe, Vivitar France and Vivitar Asia, Ltd. All material intercompany transactions, balances, and profits have been eliminated in consolidation.

Basis of presentation and discontinued operations — The Company had a working capital deficit of $19,785,000 and stockholder’s deficit of $21,382,000 at December 31, 2005 and incurred a net loss of $14,164,000 during the year ended December 31, 2005. The accompanying financial statements have been prepared on the basis that the Company will continue as a going concern by realizing assets and liquidating liabilities in the ordinary course of business.

Through an extension of payment terms from its major vendor, related through common ownership (see Note 10), the Company has been able to achieve a positive operating cash flow through times of operating losses and deterioration of its margins. Management’s plans include diversifying its customer base, increasing margins through better pricing from its vendors and reducing operational costs. In addition, the stockholders of the Ultimate Parent, Great Step Co., Ltd. have committed to financially supporting the operations of the Company, if necessary.

Management also discontinued the operations of Vivitar Europe primarily because it had incurred significant operating losses. Vivitar Europe is currently a dormant entity. Vivitar Europe’s sales, reported in discontinued operations, for the years ended December 31, 2005 and 2004, were $6,471,000 and $33,925,000, respectively. Prior year financial statements for 2004 have been restated to present the operations of Vivitar Europe as a discontinued operation.

The assets and liabilities of the discontinued entity are as follows:

	2005	2004

Cash	$224,000	$3,043,000
Accounts receivable	38,000	12,442,000
Inventory	—	4,341,000
Intercompany receivable	2,439,000	—
Other assets	1,018,000	639,000

Total assets	$3,719,000	$20,465,000

Accounts payable and accrued expenses	76,000	18,288,000
Intercompany payable	3,062,000	—

Total liabilities	$3,138,000	$18,288,000

VIVITAR CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue recognition and sales incentives — The Company recognizes revenue as title to products is transferred to customers, generally upon receipt of product by customer. Sales price rebates, which are offered to certain customers, are reflected as a reduction of sales and are accrued concurrently with the recognition of revenue. A provision for sales returns is recorded with the recognition of revenue and is also reflected as a reduction of sales. Sales returns and allowances amounted to approximately $9,716,000 in 2005 and $18,143,000 in 2004.

Concentration of credit risk — Certain financial instruments subject the Company to a concentration of credit risk. These financial instruments consist primarily of cash and cash equivalents and accounts receivable. The Company places its cash and cash equivalents with high-quality financial “FDIC” insured limits institutions. The Company regularly evaluates its customers’ ability to satisfy credit obligations and records a provision for doubtful accounts based on the evaluations.

Accounts receivable — The Company carries its accounts receivable at invoiced amounts less allowances for doubtful accounts and other deductions. Management evaluates the ability to collect accounts receivable based on a combination of factors. A reserve for doubtful accounts is maintained based on length of time receivables are past due or the status of a customer’s financial position.

Inventories — Inventories are stated at the lower of cost or market and consist entirely of finished products. Cost is determined using the weighted average method, which approximates the first-in, first-out method.

Property and equipment — Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which range from three to ten years. Leasehold improvements are amortized over the shorter of their estimated useful lives or the life of the lease.

Impairment of long-lived assets — The Company evaluates long-lived assets whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable. If the estimated future cash flows from the use of such assets (undiscounted and without interest charges) were less than the carrying value, a write-down would be recorded to reduce the related asset to its estimated fair value based upon discounted cash flows. To date, no such write-down has been recorded.

Income taxes — Deferred taxes are computed for differences between the financial statement and income tax bases of assets and liabilities. Such deferred tax asset and liability computations are based on enacted tax laws and rates applicable to periods in which the differences are expected to reverse. A valuation allowance is established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The Company has not provided for the difference between foreign tax rates and U.S. income tax rates for its foreign subsidiaries’ unremitted earnings, which are expected to be reinvested indefinitely. It is not practicable to determine the amount of income taxes that might be payable if such earnings is ultimately repatriated.

Foreign currency translation and transactions — The assets and liabilities of the Company’s foreign subsidiaries are translated into U.S. dollars at exchange rates in effect at the balance sheet date. Revenues and expenses are translated at weighted average exchange rates for the period. The aggregate effect of the foreign currency translation adjustments are included in accumulated other comprehensive loss. Gains and losses resulting from foreign currency transactions (transactions denominated in a currency other than the functional currency) are included in the determination of net income. The functional and reporting currencies of these subsidiaries include the Euro, the Japanese Yen, and the Hong Kong Dollar.

Advertising — Advertising and promotion costs are expensed as incurred. The Company participates in various cooperative advertising programs with its customers whereby the Company shares the cost of advertising in

VIVITAR CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

their customers’ mailers, which are expensed when the recognition of revenue is recorded. Cooperative advertising expense amounted to approximately $1,415,000 and $1,731,000 in 2005 and 2004 and is reflected as a reduction of sales.

Goodwill — In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets,” effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill is no longer amortized but will be subject to annual impairment tests in accordance with the Statement.

The Company adopted January 1 of each year as the date on which it will perform its annual impairment test. The Company performed an annual impairment test of goodwill using the discounted cash flow method, on January 1, 2006, and concluded that there was no impairment as of December 31, 2005.

Shipping and handling costs — Shipping and handling fees billed to customers are recorded as revenue. The costs associated with shipping goods to customers are recorded in cost of sales. Shipping and handling fees billed to customers and related costs amounted to approximately $11,000 and $1,099,000 in 2005 and $37,000 and $1,486,000 in 2004, respectively.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Reclassifications — Certain reclassifications have been made in the 2004 financial statements to conform to the 2005 presentation. Such reclassifications had no effect on net income.

NOTE 3 — NOTE PAYABLE TO SELLER

On October 30, 2000, Great Step Co., Ltd. (the Ultimate Parent) acquired 100% of the outstanding stock of the Company from Plaza Create, Ltd. (Plaza). Plaza was the former ultimate parent of the Company. The initial purchase price of $33,420,000 was funded with the issuance of a promissory note to Plaza. The purchase price was adjusted to $31,688,000 in 2001.

Approximately $13,231,000 of the purchase price was contingent on the sale of specified inventory, the collection of specified accounts receivable and the utilization of deferred tax assets (the Specified Accounts) acquired from Plaza, and accordingly not recorded as of the acquisition date. To the extent that the above-specified assets were sold, collected, or utilized by March 31, 2002, the cash proceeds were to be remitted to Plaza with a corresponding reduction in the note payable to seller. These adjustments were reflected as adjustments to the purchase price and aggregated $1,346,000 as of December 31, 2001. The note to seller has been adjusted to reflect cash proceeds of $1,346,000 remitted to Plaza as of December 31, 2001. Through December 31, 2002, approximately $3,884,000 of specified assets had been sold, collected, or utilized. The note was adjusted for the utilization of approximately $237,000 in deferred tax assets in 2002 with a corresponding adjustment to goodwill. Based on actual sales and collections, it was determined that approximately $6,482,000 of specified inventory and accounts receivable will not be sold and/or collected by the date specified above. Accordingly, no value was assigned to these assets and a corresponding adjustment was made to both the assets and the note pursuant to the purchase agreement. In 2003, the Company settled the liability with Plaza for $1,500,000 and recorded the difference to goodwill. The final payment of $500,000 was paid in 2004.

VIVITAR CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 4 — PROPERTY AND EQUIPMENT

	2005	2004

Machinery, equipment, and office fixtures	$332,000	$340,000
Computer software	532,000	552,000
Leasehold improvements	127,000	488,000

	991,000	1,380,000
Accumulated depreciation and amortization	(853,000)	(1,209,000)

	$138,000	$171,000

NOTE 5 — BANK BORROWINGS

On October 5, 2001, the Company entered into a credit agreement (the Agreement) with an unrelated financial institution that provides for borrowings up to $30,000,000 during the period from September 1 to November 30 of each year and $20,000,000 at all other times. The Agreement has sub facilities for letters of credit and bankers’ acceptances, which have separate credit limits during the year. The borrowings bear interest at a rate of three months LIBOR plus 2.5% and are secured by eligible inventory, accounts receivable, and open letters of credit. The three-month LIBOR rates were 2.5% and 4.5% at December 31, 2004 and 2005, respectively.

The credit facilities are available for working capital requirements and are generally used to finance purchases of inventories from foreign suppliers. At December 31, 2004, borrowings under the revolving credit line agreement totaled $15,638,011. In addition, open letters of credit totaled $1,414,253 at December 31, 2004. There were no borrowings or open letters of credit at December 31, 2005.

The Agreement contains various financial covenants requiring that specified levels of net worth and other financial ratios be maintained during the term of the agreement, among other items. The Company was not in compliance with certain financial covenants as of December 31, 2004.

The line of credit expired in April 2005 and was not renewed. The Company obtained alternative financing subsequent to December 31, 2005, which is disclosed in Note 14.

NOTE 6 — INCOME TAXES

The components of the income tax provision are as follows:

	2005
	Current	Deferred	Total

Federal	—	—	—
State and local	27,000	—	27,000

	$27,000	—	$27,000

VIVITAR CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 6 — INCOME TAXES (Continued)

	2004
	Current	Deferred	Total

Federal	$21,000	$2,904,000	$2,925,000
State and local	1,000	698,000	699,000
Change in prior year estimated tax provision	(51,000)	(45,000)	(96,000)

	$(29,000)	$3,557,000	$3,528,000

Deferred tax assets at December 31, 2005 and 2004 consist of the following:

	2005	2004

Net operating loss carryforwards	$10,130,000	$5,083,000
Accrued liabilities	1,361,000	2,157,000
Inventories	313,000	1,039,000
Allowance for doubtful accounts	93,000	811,000
Other	170,000	45,000
Valuation allowance	(12,067,000)	(9,135,000)

Total	$—	$—

Income tax expense differs from the amounts computed by applying the federal statutory rate of 34% to net loss before income tax expense as shown below:

	2005	2004

Expected tax expense	$(2,178,000)	$(6,031,000)
Net tax effects of:
Multiple state taxes, net of federal benefit	1,000	1,000
Effect of foreign statutory tax rates applied to subsidiary income	27,000	21,000
Other nondeductible items	3,000	313,000
Effect of change in prior year estimated tax provision	(97,000)	96,000
Change in valuation allowance	2,259,000	9,135,000
Other	12,000	(7,000)

	$27,000	$3,528,000

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. As of December 31. 2005, the Company had unused federal and state net operating loss carry-forwards of approximately $25,700,000 and $16,400,000, respectively, which expire through 2025.

VIVITAR CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 7 — PENSION PLANS

The Company has a 401(k) Savings and Investment Plan (the 401(k) Plan) covering all employees in the United States of America with at least six months of service. The 401(k) Plan is such that the Company will make discretionary contributions up to a maximum of 10% of the employee earnings. Eligible employees may contribute a minimum of 2% up to a maximum of 10%. as defined, of their pretax compensation to the 401(k) Plan. Company contributions to the 401(k) Plan were $121,000 and $159,000 for the years ended December 31, 2005 and 2004, respectively.

Vivitar (Europe) Limited has a defined benefit pension plan (the Vivitar Europe Plan), assumed by the Company, for its employees. The benefit obligation, fair value of plan assets, and funded status of the Vivitar Europe Plan at December 31, 2005 are as follows:

Accumulated and projected benefit obligation	$20,351,000

Fair value of plan assets:
Fair value of plan assets, January 1	8,963,000
Expected return on plan assets	654,000
Benefits paid	(344,000)
Employer contributions	(17,000)
Unrecognized net actuarial loss	1,187,000

Fair value of plan assets, December 31	$10,443,000

Unfunded status	$9,908,000

Included in accrued liabilities are accrued pension costs of $9,908,000, of which $6,956,000 relates to additional minimum pension liability. The independent valuation of the retirement plan calculated the benefit obligation using the following assumptions:

	2005	2004

Weighted average assumptions as of December 31:
Discount rate	4.70%	5.20%
Expected return on plan assets	7.50%	7.50%
Inflation	3.00%	3.00%

The Company’s pension plan weighted-average asset allocation at December 31, 2005 and 2004, by asset allocation is as follows:

	Plan Assets at December 31,
Asset Category	2005	2004

Equity securities	$8,615,000	$7,993,000
Debt securities	736,000	1,067,000
Annuities	464,000	455,000
Other (cash and real estate)	628,000	520,000

	$10,443,000	$10,035,000

VIVITAR CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 7 — PENSION PLANS (Continued)

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid during the next 10 years as follows:

2006	$545,000
2007	691,000
2008	657,000
2009	722,000
2010	784,000
Years 2011 – 2015	4,996,000

$8,395,000

In June 2002, the trustees of the Vivitar (Europe) Limited Pension and Assurance Scheme (“the Scheme”) approved the closure of the scheme and cessation of the accrual of benefits with effect from October 1, 2002. The Company and the Trustees are currently taking advice regarding the process for the closure, which may take several years to complete. The Parent, Vivitar USA, is responsible for meeting any pension obligations as Vivitar Europe has ceased its revenue generating operations in 2005.

NOTE 8 — COMMITMENTS AND CONTINGENCIES

Operating leases — The Company leases warehouse and office space and certain equipment under non-cancelable operating leases extending through September 2009 that contain renewal clauses and annual adjustments for inflation.

Future minimum lease payments for future years ending December 31 are summarized as follows:

2006	$354,000
2007	354,000
2008	288,000
2009	70,000

$1,066,000

Litigation matters — The Company is subject to the following legal proceedings and claims:

The Company was a defendant in a jury trial with the lessor of a building that the Company had previously occupied. The damages awarded to the plaintiff amounted to approximately $274,000. The plaintiff also filed a motion for attorney’s fees and other costs totaling $299,000 and the court determined that the plaintiff was the prevailing party. The Company filed a notice of appeal of the judgment The Company accrued $745,000 for the judgment and its estimated attorney’s fees in accrued liabilities at December 31, 2005.

The Company is a defendant in a lawsuit filed by a former employee alleging wrongful termination. Based on the advice of the Company’s legal counsel, the matter may be resolved by payment in the range of $500,000 to $1,500,000. Consequently, $500,000 was charged to operations in the accompanying 2005 consolidated financial statements. However, if the settlement offer is not accepted by the plaintiff and the case goes to trial, the amount of the ultimate loss to the Company, if any, could differ materially.

On June 26, 2006, the Company and several other defendants were named in a patent infringement lawsuit. The issue of the plaintiffs ownership of the patents-in-suit is presently being litigated and the Company is not aware that any determination has been made by the court in that action as to the ownership of the patents-in-suit. The ultimate outcome of this matter cannot presently be determined.

VIVITAR CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 9 — CUSTOMER CONCENTRATION

Sales to a national retail chain of approximately $29,400,000 or 39% of net sales during the year ended December 31, 2005. Sales to two national retail chains were $40,446,000 or 54% of net sales during the year ended December 31, 2004. Included in accounts receivable were approximately $9,100,000 and $18,347,000 at December 31, 2005 and 2004, respectively. Payment terms are net 45 days.

NOTE 10 — VENDOR CONCENTRATION AND RELATED PARTY TRANSACTIONS

The Company purchased approximately $58,100,000 and $66,788,000 or 83% and 63% of its inventory from one major supplier related through common ownership during the years ended December 31. 2005 and 2004 respectively. Included in accounts payable were approximately $37,000,000 and $47,992,000 due to this vendor at December 31, 2005 and 2004, respectively. Payment terms are net 90 days.

NOTE 11 — ROYALTY AND DISTRIBUTION AGREEMENT

The Company has a royalty and distribution agreement with an unrelated entity to sell products under the Vivitar trade name. Royalty and distribution income, included in other income, for the years ended December 31, 2005 and 2004 amounted to approximately $213,000 and $424,000, respectively.

NOTE 12 — PATENT LICENSE AGREEMENT

The Company entered into a patent license agreement for patented technology used in digital cameras. The Company is required to pay royalties of 2% of the FOB price for net sales on the licensed products. The agreement expires either upon thirty days written notice by the licensor or until the expiration of the last-to-expire of the licensed patents, which occurs in May 2020.

Patent expense relating to these agreements amounted to approximately $115,000 in 2005 and $1,437,000 in 2004.

NOTE 13 — ROYALTY AGREEMENT

On September 21, 2004, the Company entered into a royalty agreement with Eastman Kodak Company for the use of certain trademarks and graphic designs on certain products of the Company. The Company is required to pay a negotiated royalty rate on net sales of the products under the agreement and there are no minimum royalty requirements. Royalty expense for the year ended December 31, 2005 amounted to approximately $12,000. There were no royalties during the year ended December 31, 2004.

NOTE 14 — SUBSEQUENT EVENTS

Note payable to Great Step Co., Ltd (Ultimate Parent) — On June 20, 2006, the Company received $3.4 million in exchange for a note, which is due on demand with interest at the Company’s lender’s 3-month LIBOR rate plus 2.5% per annum.

Term loan — The Company entered into a term loan with a lender for borrowings up to $8.5 million with interest at the lender’s 3-month LIBOR rate plus 2.5%. The unpaid principal and interest are due on August 31, 2006. The loan is collateralized by all assets of the Company.